UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	January 31, 2016

QS LEGG MASON

DYNAMIC MULTI-STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Dynamic Multi-Strategy Fund for the twelve-month reporting period ended January 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

Effective April 1, 2016, QS Investors, LLC will become a subadviser, and QS Legg Mason Global Asset Allocation, LLC, responsible for the implementation of the Fund’s overall asset allocation and the Dynamic Risk Management strategy, will cease to be a subadviser, to the Fund. The same portfolio managers will continue to serve the Fund. Additionally, effective April 1, 2016, the Fund’s name will change to QS Dynamic Multi-Strategy Fund. For more information regarding these changes, please see the prospectus supplement dated February 4, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

II	QS Legg Mason Dynamic Multi-Strategy Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended January 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s second estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 1.0%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.5%, as reported by the U.S. Department of Labor. By January 2016, unemployment was 4.9%, its lowest level since February 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said, “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016, the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to

QS Legg Mason Dynamic Multi-Strategy Fund	III

Investment commentary (cont’d)

maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	QS Legg Mason Dynamic Multi-Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective. The Fund is a fund of funds — it invests primarily in other funds. These underlying funds are open-end funds managed by Legg Mason Partners Fund Advisor, LLC or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.

The Fund seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), one of the Fund’s subadvisers, is responsible for implementation of the Fund’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western Asset”), the Fund’s other subadviser, is responsible for the Event Risk Management strategy described below and manages the portion of the Fund’s cash and short-term instruments allocated to it.

The Fund’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed-income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the Fund’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed-income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed-income funds as, in QS LMGAA’s opinion, market conditions warrant. In addition to these long-term investments, the Fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

A combination of risk management strategies will be implemented that will attempt to reduce downside volatility within the Fund. These strategies include Dynamic Risk Management and Event Risk Management. Dynamic Risk Management attempts to limit losses by allocating Fund assets away from equity and long-term fixed-income funds. Dynamic Risk Management allocates a portion of the Fund’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the Fund’s assets will be invested in the Event Risk Management strategy. Event Risk Management invests in options, futures and swaps that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the Fund gives up some of the potential for high total return that could be achieved if the Fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to reduce significant declines in the Fund’s net asset value (“NAV”)i under negative market conditions.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the one year reporting period ending January 31, 2016, large cap U.S. equities as measured by the Russell 1000 Indexii decreased by 1.82%. Small cap stocks, represented by the Russell 2000 Indexiii, declined even further, returning -9.92% for the year. Non-U.S. stocks also declined, with the MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”)iv declining by 11.95%. On the fixed income side, the Barclays U.S. Aggregate Indexv of investment grade bonds declined by 0.16% and the Barclays Global Aggregate Indexvi declined by 2.16%.

The reporting period included many market events and bouts of explosive volatility and, in the end, returns were largely negative across the board. The year started off on a positive note, as the arrival of Quantitative Easing in Europe in late 2014 sparked a rally in risk assets and the dollar soared in anticipation of a federal funds ratevii hike. Markets quickly transitioned into crisis mode as irrational behavior in the Greek Debt negotiations once again brought into question the stability of the European Union. Luckily, calmer heads prevailed, and a Greek debt default was averted. At that point, markets shifted their attention to China. Bad economic numbers from China in August led to a 3rd quarter 2015 sell-off that featured a historic explosion of volatility on August 24th. Risk assets recovered in October just in time for a further decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters were made worse by Iran’s anticipated increase in oil production once international sanctions are lifted. Low oil prices are a threat to the stability of U.S. shale oil companies and their ability to service debt. As a result, high yield bonds and Energy stocks were hit hard at the end of 2015 and into 2016. In January, global stocks experienced a large sell-off sparked by fear of slowing growth in China and continued depression of oil prices. In the background, the U.S. economy continued to expand at a respectable pace, creating jobs and pushing down the unemployment rate.

Q. How did we respond to these changing market conditions?

A. The Fund uses two risk management strategies to attempt to limit losses when markets fall. One strategy, Dynamic Risk Management, involves systematically reducing exposure to risk assets in response to declines in the Fund’s NAV and then increasing the allocation to equity funds and long-term fixed-income funds in accordance with the Fund’s Target Allocation as the NAV rises.

The other strategy, Event Risk Management, involves the continuous use of index options and/or futures contracts that are expected to increase in value in the event of market declines. During the reporting period, this strategy involved the use of put options on the S&P 500 Indexviii.

The Fund de-risked to lower risk exposures beginning in August in response to volatile market conditions during the second half of 2015 in order to preserve assets. The lowest exposure to risk assets during the reporting period was 15% to the strategic allocation on January 20, 2016 and January 25, 2016 in response to rising volatility and market drawdowns that occurred at the beginning of 2016.

2	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Performance review

For the twelve months ended January 31, 2016, Class A shares of QS Legg Mason Dynamic Multi-Strategy Fund, excluding sales charges, returned -7.44%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index and the Russell 3000 Indexix, and the Composite Benchmarkx returned -0.16%, -2.48% and -3.43%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned -4.51% over the same time frame.

Performance Snapshot as of January 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
QS Legg Mason Dynamic Multi-Strategy Fund:
Class A	-9.40%	-7.44%
Class C	-9.69%	-8.09%
Class I	-9.25%	-7.13%
Barclays U.S. Aggregate Index	1.33%	-0.16%
Russell 3000 Index	-8.53%	-2.48%
Composite Benchmark	-6.82%	-3.43%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	-7.89%	-4.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 1, 2015, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 4.82%, 5.42% and 4.28%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.15% for Class I shares. These expense limitation arrangements

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 514 for the six-month period and among the 494 for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	3

Fund overview (cont’d)

cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Taking into account underlying funds’ returns, and their weightings within the Fund, the leading contributors to absolute performance were QS Batterymarch U.S. Large Cap Equity Fund and iShares Russell 1000 Growth Index Fund. In relative terms (i.e. relative to each underlying fund’s specific benchmark), the leading contributors to performance were due to allocations to QS Batterymarch U.S. Large Cap Equity Fund and ClearBridge Aggressive Growth Fund.

Q. What were the leading detractors from performance?

A. The leading detractors from performance, relative to the Fund’s Composite Benchmark, were due in part to the allocation to the Dynamic Risk Management and the Event Risk Management strategies that the Fund employs. In regard to the Dynamic Risk Management component, we were negatively affected by an oscillating market during the late September and early October period. The Fund was de-risked during early October and failed to capture strong returns from the market during that period. The Fund benefitted from the strategy significantly in January as the markets fell, but overall effects during the period were slightly negative. In regard to the Event Risk Management component, the strategy involves the continuous use of put options on the S&P 500 Index. Although there were times during the reporting period in which there were market declines (and in August and January during which the value of the put options rose significantly), for the reporting period as a whole, the put options that we held generally lost value during the course of the year.

Taking into account the underlying funds’ returns and their weightings within the Fund, the leading detractors to absolute performance were iShares International Treasury Bond Fund and Royce Heritage Fund. iShares International Treasury Bond Fund also negatively contributed to the Fund’s relative performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Given the size of the Fund and the cost of moving in and out of mutual funds, we found it to be advantageous to shareholders from a cost perspective to use S&P 500 E-mini futures to adjust equity exposure in response to market conditions.

Thank you for your investment in QS Legg Mason Dynamic Multi-Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Sincerely,

Y. Wayne Lin

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Thomas Picciochi

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Ellen Tesler

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

February 16, 2016

RISKS: Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of January 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 14 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	5

Fund overview (cont’d)

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]

The Composite Benchmark reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Barclays Global Aggregate ex-USD Index and 15% Barclays U.S. Aggregate Index. The Barclays Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds.

6	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Fund at a glance (unaudited)

QS Legg Mason Dynamic Multi-Strategy Fund Breakdown† (%) as of — January 31, 2016

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
18.5 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
13.9 Legg Mason Global Asset Management Trust — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Municipal Bonds
13.7 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Mortgage-Backed Securities Asset-Backed Securities
12.9 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Health Care Industrials Energy
9.0 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Health Care Financials Consumer Discretionary Consumer Staples
8.2 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
7.0 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
4.5 The Royce Fund — Royce Heritage Fund, Investment Class Shares	Industrials Consumer Discretionary Financials Information Technology Materials

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	7

Fund at a glance (unaudited) (cont’d)

QS Legg Mason Dynamic Multi-Strategy Fund Breakdown† (%) as of — January 31, 2016

% of Total Long-Term Investments	Top 5 Sectors
4.4 Legg Mason Global Asset Management Trust — QS Batterymarch U.S. Small Capitalization Equity Fund, Class IS Shares	Financials Information Technology Health Care Consumer Discretionary Industrials
2.7 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Information Technology Consumer Discretionary Materials
1.0 Legg Mason Partners Equity Trust — ClearBridge Small Cap Fund, Class IS Shares	Financials Information Technology Industrials Consumer Discretionary Health Care
0.6 iShares Trust — iShares Russell 1000 Growth Index Fund	Information Technology Consumer Discretionary Health Care Consumer Staples Industrials
0.6 iShares Trust — iShares Russell 1000 Value Index Fund	Financials Energy Health Care Information Technology Industrials
0.5 iShares Trust — iShares International Treasury Bond Fund	Japan France Italy Germany United Kingdom
0.5 iShares Trust — iShares Core U.S. Aggregate Bond	U.S. Government & Agency Obligations Corporate Bonds & Notes Foreign Government Obligations Collateralized Mortgage Obligations Municipal Debt Obligations
0.3 iShares Trust — iShares MSCI EAFE Index Fund	Financials Consumer Discretionary Industrials Health Care Consumer Staples
0.2 iShares Trust — iShares Russell 2000 Index Fund	Financials Information Technology Health Care Consumer Discretionary Industrials
1.5 Purchased Options

†	Subject to change at any time.

8	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2015 and held for the six months ended January 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-9.40%	$1,000.00	$906.00	0.86%	$4.13	Class A	5.00%	$1,000.00	$1,020.87	0.86%	$4.38
Class C	-9.69	1,000.00	903.10	1.63	7.82	Class C	5.00	1,000.00	1,016.99	1.63	8.29
Class I	-9.25	1,000.00	907.50	0.57	2.74	Class I	5.00	1,000.00	1,022.33	0.57	2.91

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended January 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 1/31/16	-7.44%	-8.09%	-7.13%
Inception* through 1/31/16	5.91	-1.18	-0.15

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 1/31/16	-12.79%	-8.96%	-7.13%
Inception* through 1/31/16	4.18	-1.18	-0.15

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 6/29/12 through 1/31/16)	22.91%
Class C (Inception date of 1/31/14 through 1/31/16)	-2.35
Class I (Inception date of 1/31/14 through 1/31/16)	-0.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares are June 29, 2012, January 31, 2014 and January 31, 2014, respectively.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of QS Legg Mason Dynamic Multi-Strategy Fund vs. Benchmark Indices† — June 29, 2012 - January 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS Legg Mason Dynamic Multi-Strategy Fund on June 29, 2012 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Barclay U.S. Aggregate Index, Russell 3000 Index and Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. These indices are unmanaged. The Composite Benchmark reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Barclays Global Aggregate ex-USD Index and 15% Barclays U.S. Aggregate Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI ACWI Ex-U.S. is a market capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The Barclays Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds. The Indices are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or less sales charges and fees were incurred by shareholders investing in the other classes.

12	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Schedules of investments

January 31, 2016

QS Legg Mason Dynamic Multi-Strategy Fund

Description		Shares	Value
Investments in Underlying Funds — 90.7%
iShares Trust:
iShares Core U.S. Aggregate Bond		282	$30,825
iShares International Treasury Bond Fund		361	32,746
iShares MSCI EAFE Index Fund		338	18,752
iShares Russell 1000 Growth Index Fund		396	37,157
iShares Russell 1000 Value Index Fund		380	35,222
iShares Russell 2000 Index Fund		105	10,805
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		47,423	784,376	(a)
Legg Mason BW Global Opportunities Bond Fund, Class IS Shares		85,966	843,322	(a)
QS Batterymarch International Equity Fund, Class IS Shares		31,306	422,946	(a)
QS Batterymarch U.S. Small Capitalization Equity Fund, Class IS Shares		24,738	268,654	(a)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		2,649	500,585	(a)
ClearBridge Appreciation Fund, Class IS Shares		28,724	548,632	(a)
ClearBridge International Value Fund, Class IS Shares		18,698	166,604	(a)
ClearBridge Small Cap Fund, Class IS Shares		1,390	58,120	(a)
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		77,296	1,123,882	(a)
The Royce Fund — Royce Heritage Fund, Investment Class Shares		22,528	273,717	(a)
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares		68,316	834,820	(a)
Total Investments in Underlying Funds (Cost — $6,011,814)			5,991,165

	Expiration Date	Contracts
Purchased Options — 1.4%
S&P 500 Index, Put @ $1,575.00	12/16/16	1	5,010
S&P 500 Index, Put @ $1,600.00	12/16/16	3	16,395
S&P 500 Index, Put @ $1,650.00	12/16/16	6	38,700
S&P 500 Index, Put @ $1,675.00	12/16/16	1	6,928
S&P 500 Index, Put @ $1,700.00	12/16/16	1	7,465
S&P 500 Index, Put @ $1,725.00	12/16/16	1	8,610
S&P 500 Index, Put @ $1,750.00	12/16/16	1	8,635
Total Purchased Options (Cost — $102,486)			91,743
Total Investments before Short-Term Investments (Cost — $6,114,300)			6,082,908

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	13

Schedules of investments (cont’d)

January 31, 2016

QS Legg Mason Dynamic Multi-Strategy Fund

Description	Rate	Shares	Value
Short-Term Investments — 7.0%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $463,483)	0.355%	463,483	$463,483
Total Investments — 99.1% (Cost — $6,577,783#)			6,546,391
Other Assets in Excess of Liabilities — 0.9%			61,963
Total Net Assets — 100.0%			$6,608,354

(a)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $6,785,953.

See Notes to Financial Statements.

14	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Statement of assets and liabilities

January 31, 2016

Assets:
Investments in affiliated Underlying Funds, at cost	$5,871,655
Investments in unaffiliated Underlying Funds and investments, at cost	706,128
Investments in affiliated Underlying Funds, at value	5,825,658
Investments in unaffiliated Underlying Funds and investments, at value	720,733
Cash	340
Deposits with brokers for open futures contracts	74,188
Receivable from investment manager	22,259
Receivable from broker — variation margin on open futures contracts	19,156
Interest receivable	90
Prepaid expenses	24,095
Total Assets	6,686,519

Liabilities:
Service and/or distribution fees payable	1,468
Trustees’ fees payable	49
Accrued expenses	76,648
Total Liabilities	78,165
Total Net Assets	$6,608,354

Net Assets:
Par value (Note 7)	$6
Paid-in capital in excess of par value	6,653,914
Overdistributed net investment income	(14,003)
Accumulated net realized loss on Underlying Funds, investments, capital gain distributions from Underlying Funds and futures contracts	(19,327)
Net unrealized depreciation on Underlying Funds, investments and futures contracts	(12,236)
Total Net Assets	$6,608,354

Net Assets:
Class A	$5,419,409
Class C	$286,310
Class I	$902,635

Shares Outstanding:
Class A	496,639
Class C	26,315
Class I	82,735

Net Asset Value:
Class A (and redemption price)	$10.91
Class C*	$10.88
Class I (and redemption price)	$10.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.58

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	15

Statement of operations

For the Year Ended January 31, 2016

Investment Income:
Income distributions from affiliated Underlying Funds	$103,820
Income distributions from unaffiliated Underlying Funds	8,381
Interest	964
Total Investment Income	113,165

Expenses:
Registration fees	62,926
Legal fees	40,726
Fund accounting fees	36,247
Investment management fee (Note 2)	35,752
Shareholder reports	32,311
Audit and tax fees	28,275
Custody fees	25,208
Service and/or distribution fees (Notes 2 and 5)	18,543
Transfer agent fees (Note 5)	4,043
Trustees’ fees	554
Insurance	437
Miscellaneous expenses	4,798
Total Expenses	289,820
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(229,218)
Net Expenses	60,602
Net Investment Income	52,563

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Capital Gain Distributions from Underlying Funds and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	62,457
Sale of unaffiliated Underlying Funds and investments	(44,075)
Capital gain distributions from affiliated Underlying Funds	198,706
Futures contracts	30,679
Net Realized Gain	247,767
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	(874,593)
Unaffiliated Underlying Funds and investments	(30,503)
Futures contracts	19,156
Change in Net Unrealized Appreciation (Depreciation)	(885,940)
Net Loss on Underlying Funds, Investments, Capital Gain Distributions From Underlying Funds and Futures Contracts	(638,173)
Decrease in Net Assets From Operations	$(585,610)

See Notes to Financial Statements.

16	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended January 31,	2016	2015

Operations:
Net investment income	$52,563	$66,987
Net realized gain	247,767	166,823
Change in net unrealized appreciation (depreciation)	(885,940)	127,831
Increase (Decrease) in Net Assets From Operations	(585,610)	361,641

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(71,501)	(85,292)
Net realized gains	(411,568)	(99,744)
Decrease in Net Assets From Distributions to Shareholders	(483,069)	(185,036)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	759,730	2,474,456
Reinvestment of distributions	483,069	184,332
Cost of shares repurchased	(1,340,725)	(279,852)
Increase (Decrease) in Net Assets From Fund Share Transactions	(97,926)	2,378,936
Increase (Decrease) in Net Assets	(1,166,605)	2,555,541

Net Assets:
Beginning of year	7,774,959	5,219,418
End of year*	$6,608,354	$7,774,959
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(14,003)	$2,290

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$12.55	$12.04	$10.86	$10.00

Income (loss) from operations:
Net investment income	0.08	0.11	0.05	0.10
Net realized and unrealized gain (loss)	(0.96)	0.75	1.31	0.91
Total income (loss) from operations	(0.88)	0.86	1.36	1.01

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.12)	(0.15)
Net realized gains	(0.65)	(0.22)	(0.06)	—
Total distributions	(0.76)	(0.35)	(0.18)	(0.15)

Net asset value, end of year	$10.91	$12.55	$12.04	$10.86
Total return[3]	(7.44)%	7.12%	12.49%	10.19%

Net assets, end of year (000s)	$5,419	$5,982	$5,199	$4,408

Ratios to average net assets:
Gross expenses[4]	3.65%	4.11%	4.83%	8.71%[5]
Net expenses[4,6,7]	0.79	0.74	0.71	0.72 [5]
Net investment income	0.64	0.89	0.46	1.68 [5]

Portfolio turnover rate	154%[8]	5%	13%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 29, 2012 (inception date) to January 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

18	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2016	2015[2]

Net asset value, beginning of year	$12.54	$12.04

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.13
Net realized and unrealized gain (loss)	(0.95)	0.63
Total income (loss) from operations	(0.96)	0.76

Less distributions from:
Net investment income	(0.05)	(0.04)
Net realized gains	(0.65)	(0.22)
Total distributions	(0.70)	(0.26)

Net asset value, end of year	$10.88	$12.54
Total return[3]	(8.09)%	6.25%

Net assets, end of year (000s)	$286	$243

Ratios to average net assets:
Gross expenses[4]	4.56%	4.71%
Net expenses[4,5,6]	1.57	1.49
Net investment income (loss)	(0.06)	1.05

Portfolio turnover rate	154%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	From January 31, 2014 (inception date).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2016	2015[2]

Net asset value, beginning of year	$12.54	$12.04

Income (loss) from operations:
Net investment income	0.11	0.38
Net realized and unrealized gain (loss)	(0.95)	0.51
Total income (loss) from operations	(0.84)	0.89

Less distributions from:
Net investment income	(0.14)	(0.17)
Net realized gains	(0.65)	(0.22)
Total distributions	(0.79)	(0.39)

Net asset value, end of year	$10.91	$12.54
Total return[3]	(7.13)%	7.36%

Net assets, end of year (000s)	$903	$1,540

Ratios to average net assets:
Gross expenses[4]	3.45%	3.57%
Net expenses[4,5,6]	0.50	0.43
Net investment income	0.89	3.00

Portfolio turnover rate	154%[7]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	From January 31, 2014 (inception date).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

20	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Dynamic Multi-Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”) or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	21

Notes to financial statements (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$5,991,165	—	—	$5,991,165
Purchased options	83,108	$8,635	—	91,743
Total long-term investments	$6,074,273	$8,635	—	$6,082,908
Short-term investments†	463,483	—	—	463,483
Total investments	$6,537,756	$8,635	—	$6,546,391
Other financial instruments:
Futures contracts	$19,156	—	—	$19,156
Total	$6,556,912	$8,635	—	$6,565,547

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign investment risks. The Underlying Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

24	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,645	$(2,645)

(a)	Reclassifications are due to short-term capital gains from Underlying Funds treated as ordinary income for tax purposes.

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), one of the Fund’s subadvisers, is responsible for the implementation of the Fund’s overall asset allocation and the Dynamic Risk Management strategy. Western Asset Management Company (“Western Asset’’), the Fund’s other subadviser, is responsible for the Fund’s Event Risk Management strategy and manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, and extraordinary expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.45%, 2.20% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended January 31, 2016, fees waived and/or expenses reimbursed amounted to $229,218.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

26	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

For the year ended January 31, 2016, LMIS and its affiliates retained sales charges of $150 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$10	$282

As of January 31, 2016, Legg Mason and its affiliates owned 74% of the Fund.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases*	$10,780,556
Sales*	11,659,576

*	Excludes the value of securities received from the Underlying Funds and the subsequent sale of those securities, totaling $139,807 and $139,322, respectively.

During the year ended January 31, 2016, the Fund received securities in lieu of cash proceeds from the sale of the Underlying Fund, Legg Mason BW Diversified Large Cap

Value Fund, Class IS Shares. Subsequently, the securities were sold. The realized gains and losses from the sale of these securities are noted in the Statement of Operations.

At January 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$170,910
Gross unrealized depreciation	(410,472)
Net unrealized depreciation	$(239,562)

At January 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
E-mini S&P 500 Index	31	3/16	$3,010,811	$2,991,655	$19,156

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2016.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$91,743
Futures contracts[3]	19,156
Total	$110,899

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments, at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended January 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(30,680)
Futures contracts	30,679
Total	$(1)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from Sale of unaffiliated Underlying Funds and investments in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(2,583)
Futures contracts	19,156
Total	$16,573

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from Unaffiliated Underlying Funds and investments in the Statement of Operations.

During the year ended January 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$58,450
Futures contracts (to sell)	324,069

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at January 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$91,743	—	$91,743
Futures contracts[3]	19,156	—	19,156
Total	$110,899	—	$110,899

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments in unaffiliated Underlying Funds and investments, at value in the Statement of Assets and Liabilities.

28	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

[3]

Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It may differ from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average net assets of each class, respectively. The Fund paid service and/or distribution fees with respect to its Class R shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$14,876	$1,438
Class C	3,648	433
Class R1	19	6
Class I	—	2,166
Total	$18,543	$4,043

[1]	On June 12, 2015, Class R shares were fully redeemed.

For the year ended January 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$170,209
Class C	10,900
Class R1	96
Class I	48,013
Total	$229,218

[1]	On June 12, 2015, Class R shares were fully redeemed.

6. Distributions to shareholders by class

	Year Ended January 31, 2016		Year Ended January 31, 2015
Net Investment Income:
Class A	$53,473		$63,440
Class C	1,454		733
Class R	—	[1]	76	[2]
Class I	16,574		21,043
Total	$71,501		$85,292

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

	Year Ended January 31, 2016		Year Ended January 31, 2015
Net Realized Gains:
Class A	$309,776		$98,159
Class C	20,341		549
Class R	—	[1]	169	[2]
Class I	81,451		867
Total	$411,568		$99,744

[1]	On June 12, 2015, Class R shares were fully redeemed.

[2]	For the period June 2, 2014 (inception date) to January 31, 2015.

7. Shares of beneficial interest

At January 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

	Year Ended January 31, 2016				Year Ended January 31, 2015
	Shares		Amount		Shares		Amount
Class A
Shares sold	12,987		$163,423		46,218		$584,753
Shares issued on reinvestment	30,704		363,249		12,604		160,895
Shares repurchased	(23,877)		(285,332)		(13,664)		(174,664)
Net increase	19,814		$241,340		45,158		$570,984

Class C
Shares sold	24,769		$312,649		19,897		$253,303
Shares issued on reinvestment	1,857		21,795		100		1,282
Shares repurchased	(19,654)		(226,076)		(1,485)		(18,321)
Net increase	6,972		$108,368		18,512		$236,264

Class R
Shares sold	—		—		783	[2]	$10,000	[2]
Shares issued on reinvestment	—		—		19	[2]	246	[2]
Shares repurchased	(802)	[1]	$(10,422)	[1]	—		—
Net increase (decrease)	(802)	[1]	$(10,422)	[1]	802	[2]	$10,246	[2]

Class I
Shares sold	22,159		$283,658		127,078		$1,626,400
Shares issued on reinvestment	8,274		98,025		1,711		21,909
Shares repurchased	(70,488)		(818,895)		(6,830)		(86,867)
Net increase (decrease)	(40,055)		$(437,212)		121,959		$1,561,442

[1]	On June 12, 2015, Class R shares were fully redeemed.

[2]	For the period June 2, 2014 (inception date) to January 31, 2015.

30	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

8. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended January 31, 2016. The following transactions were effected in shares of such Underlying Funds for the year ended January 31, 2016.

Underlying Funds	Affiliate Value at January 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at January 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$1,104,625	$944,005	49,846	$1,154,316	61,939	$15,699	$43,306	$784,376	$(7,316)
Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	1,107,974	1,277,205	126,581	1,528,414	140,163	23,486	3,719	843,322	(138,414)
QS Batterymarch International Equity Fund, Class IS Shares	718,179	510,700	34,337	741,411	52,801	10,700	—	422,946	44,589
QS Batterymarch U.S. Small Capitalization Equity Fund, Class IS Shares	—	633,191	47,270	310,719	22,532	775	17,416	268,654	(21,718)
ClearBridge Aggressive Growth Fund, Class IS Shares	1,077,684	625,540	2,885	950,794	5,193	—	20,540	500,585	187,206
ClearBridge Appreciation Fund, Class IS Shares	—	1,305,928	62,600	715,203	33,876	8,319	22,609	548,632	(42,203)
ClearBridge International Value Fund, Class IS Shares	—	404,080	39,298	217,472	20,600	4,080	—	166,604	(17,472)
ClearBridge Small Cap Fund, Class IS Shares	—	140,307	2,877	74,397	1,487	—	2,307	58,120	(4,397)
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	1,439,814	1,346,523	80,976	1,416,553	91,581	14,363	62,160	1,123,882	64,447

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

Underlying Funds	Affiliate Value at January 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at January 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
Royce Heritage Fund, Investment Class Shares	$709,068	$339,088	23,460	$732,346	49,532	$2,439	$26,649	$273,717	$(2,346)
Western Asset Core Bond Fund, Class IS Shares	—	2,231,826	181,470	1,395,417	113,154	11,826	—	834,820	(10,417)
Western Asset Intermediate Bond Fund, Class IS Shares	1,114,168	82,133	7,361	1,174,746	106,486	12,133	—	—	10,498
	$7,271,512	$9,840,526		$10,411,788		$103,820	$198,706	$5,825,658	$62,457

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended January 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$71,501	$89,039
Net long-term capital gains	411,568	95,997
Total distributions paid	$483,069	$185,036

As of January 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$197,308
Other book/tax temporary differences(a)	(22,468)
Unrealized appreciation (depreciation)(b)	(220,406)
Total accumulated earnings (losses) — net	$(45,566)

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and option contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of certain investments.

10. Subsequent event

On February 2, 2016, the Board of Trustees (the “Board”) approved a resolution whereby effective April 1, 2016, QS Investors, LLC will become a subadviser, and QS LMGAA, responsible for the implementation of the Fund’s overall asset allocation and the Dynamic Risk Management strategy will cease to be a subadviser, to the Fund. The Board’s resolution does not impact the portfolio managers serving the Fund. The Board also approved the Fund to be renamed QS Dynamic Multi-Strategy Fund effective April 1, 2016.

32	QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Legg Mason Dynamic Multi-Strategy Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and for the period from June 29, 2012 (inception date) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Legg Mason Dynamic Multi-Strategy Fund as of January 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended, and the financial highlights for each of the years or periods in the three-year period then ended and for the period from June 29, 2012 (inception date) to January 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 17, 2016

QS Legg Mason Dynamic Multi-Strategy Fund 2016 Annual Report	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) provides day-to-day management of the Fund’s portfolio and the Fund’s Dynamic Risk Management strategy, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s assets allocated to the Fund’s Event Risk Management strategy and of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

At a subsequent meeting of the Trust’s Board of Trustees, the Board considered and approved for an annual period a sub-advisory agreement with QS Investors, LLC (“QS”) pursuant to which QS would provide day-to-day management of the Fund’s portfolio. The sub-advisory agreement with QS will replace the current sub-advisory agreement with QS LMGAA upon the reorganization of QS LMGAA with and into QS, effective on or about April 1, 2016. QS is an indirect wholly-owned subsidiary of Legg Mason, Inc. Noting that the sub-advisory agreement with QS is substantially identical to the sub-advisory agreement with QS LMGAA and that there would be no changes to the nature, scope and quality of the services provided or the fees therefor, the Independent Trustees approved the sub-advisory agreement with QS based on an evaluation of several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management

34	QS Legg Mason Dynamic Multi-Strategy Fund

Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Legg Mason Dynamic Multi-Strategy Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all retail front-end load mixed-asset target allocation growth, flexible portfolio, alternative long/short equity, absolute-return, alternative equity market-neutral and mixed-asset target today funds of funds using a “Managed Volatility Multi Strategy” (the “Performance Universe”) as classified and selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the Performance Universe for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was better than the Lipper category average during the third quarter, but was below the Lipper category average for the year-to-date period. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

36	QS Legg Mason Dynamic Multi-Strategy Fund

Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load funds of funds using a Managed Volatility Multi Strategy consisting of one flexible portfolio fund, one alternative long/short equity fund, three absolute-return funds, one alternative equity market-neutral fund, and one mixed-asset target today fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth, flexible portfolio, alternative long/short equity, absolute-return, alternative equity market-neutral and mixed-asset target today funds of funds using a Managed Volatility Multi Strategy (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether

QS Legg Mason Dynamic Multi-Strategy Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

38	QS Legg Mason Dynamic Multi-Strategy Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Dynamic Multi-Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

QS Legg Mason Dynamic Multi-Strategy Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

40	QS Legg Mason Dynamic Multi-Strategy Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Legg Mason Dynamic Multi-Strategy Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	153
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	QS Legg Mason Dynamic Multi-Strategy Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

QS Legg Mason Dynamic Multi-Strategy Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	QS Legg Mason Dynamic Multi-Strategy Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2016:

Record date:	6/23/2015	12/8/2015	12/28/2015
Payable date:	6/24/2015	12/9/2015	12/29/2015
Ordinary income:
Qualified dividend income for Individuals	82.45%	—	100.00%
Dividends qualifying for the dividends
received deduction for corporations	61.22%	—	74.25%
Interest from federal obligations	4.20%	—	4.20%
Foreign source income	15.45%*	—	34.33%*
Foreign taxes paid per share	$0.000895	—	$0.003052
Long-term capital gain dividend	$0.238660	$0.406980	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

QS Legg Mason Dynamic Multi-Strategy Fund	45

QS Legg Mason

Dynamic Multi-Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

QS Legg Mason Global Asset Allocation, LLC

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP 345 Park Avenue

New York, NY 10154

QS Legg Mason Dynamic Multi-Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Legg Mason Dynamic Multi-Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of QS Legg Mason Dynamic Multi-Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX015378 3/16 SR16-2718

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2015 and January 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $125,244 in January 31, 2015 and $126,425 in January 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in January 31, 2015 and $0 in January 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $21,200 in January 31, 2015 and $21,400 in January 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2015 and January 31, 2016; Tax Fees were 100% and 100% for January 31, 2015 and January 31, 2016; and Other Fees were 100% and 100% for January 31, 2015 and January 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2016